UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 25, 2004
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-20394                 06-1340408
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(State or other jurisdiction         (Commission            (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)


                 415 Northern Blvd., Great Neck, New York 11021
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (516) 622-2800
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Item 12. Results of Operations and Financial Condition.

         On June 25, 2004, CoActive Marketing Group, Inc. issued a press release announcing that it expected to report a net loss for its fiscal quarter and year ended March 31, 2004. A copy of the press release is furnished as Exhibit 99 to this report.

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

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 25, 2004

                                       COACTIVE MARKETING GROUP, INC.

                                       By: /s/ DONALD A. BERNARD
                                           -------------------------------------
                                           Donald A. Bernard,
                                           Executive Vice President and
                                           Chief Financial Officer

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

                                  EXHIBIT INDEX

No.               Description
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Exhibit 99        Press Release dated June 25, 2004.


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